Supplemental Consolidated Schedules Second Quarter 2026

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Interest Income
Loans	$5,728	$5,526	$5,599	$5,688	$5,548
Loans held for sale	43	35	43	35	59
Investment securities	1,344	1,303	1,343	1,392	1,355
Other interest income(a)	483	543	615	687	642
Total interest income(a)	7,598	7,407	7,600	7,802	7,604
Interest Expense
Deposits	2,330	2,284	2,451	2,648	2,541
Short-term borrowings(a)	249	214	182	203	291
Long-term debt	658	646	683	729	721
Total interest expense(a)	3,237	3,144	3,316	3,580	3,553
Net interest income	4,361	4,263	4,284	4,222	4,051
Provision for credit losses	538	576	577	571	501
Net interest income after provision for credit losses	3,823	3,687	3,707	3,651	3,550
Noninterest Income
Card revenue	435	391	427	415	413
Corporate payment and treasury management revenue	440	408	396	407	421
Merchant processing services	485	436	440	463	474
Trust and investment management fees	785	745	756	730	703
Lending and deposit-related fees	308	294	302	290	277
Capital markets revenue	512	377	389	378	315
Mortgage banking revenue	169	161	130	180	162
Investment products fees	102	97	101	97	90
Securities gains (losses), net	(49)	(35)	3	(7)	(57)
Other	138	123	109	125	126
Total noninterest income	3,325	2,997	3,053	3,078	2,924
Noninterest Expense
Compensation and employee benefits	2,685	2,628	2,529	2,561	2,600
Net occupancy and equipment	303	304	320	300	301
Professional services	112	92	144	117	109
Marketing and business development	216	217	187	175	161
Technology and communications	601	573	584	560	534
Other intangibles	114	110	126	125	124
Other	397	341	337	359	352
Total noninterest expense	4,428	4,265	4,227	4,197	4,181
Income before income taxes	2,720	2,419	2,533	2,532	2,293
Applicable income taxes	537	469	482	524	472
Net income	2,183	1,950	2,051	2,008	1,821
Net (income) loss attributable to noncontrolling interests	(6)	(5)	(6)	(7)	(6)
Net income attributable to U.S. Bancorp	$2,177	$1,945	$2,045	$2,001	$1,815
Net income applicable to U.S. Bancorp common shareholders	$2,098	$1,841	$1,965	$1,893	$1,733

Earnings per common share	$1.35	$1.18	$1.26	$1.22	$1.11
Diluted earnings per common share	$1.35	$1.18	$1.26	$1.22	$1.11
Dividends declared per common share	$.52	$.52	$.52	$.52	$.50
Average common shares outstanding	1,554	1,554	1,555	1,557	1,559
Average diluted common shares outstanding	1,555	1,555	1,556	1,557	1,559
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.79	2.77	2.77	2.75	2.66
Return on average assets	1.26	1.15	1.19	1.17	1.08
Return on average common equity	14.0	12.6	13.5	13.5	12.9
Efficiency ratio	57.1	58.2	57.4	57.2	59.2
(a)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis for all periods shown, consistent with the presentation of the related balances on the consolidated balance sheet.

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets
Cash and due from banks	$66,491	$48,420	$46,890	$66,637	$57,807
Investment securities
Held-to-maturity	74,085	75,442	76,170	76,931	77,879
Available-for-sale	89,085	93,464	90,838	89,065	90,577
Loans held for sale	3,038	2,928	2,538	2,490	2,288
Loans
Commercial	159,655	154,095	148,161	142,574	141,582
Commercial real estate	52,348	49,971	48,920	48,244	48,181
Residential mortgages	117,311	117,285	115,885	115,046	114,475
Credit card	39,079	37,654	38,031	36,434	35,857
Other retail	41,907	40,791	40,338	40,219	40,148
Total loans	410,300	399,796	391,335	382,517	380,243
Less allowance for loan losses	(7,645)	(7,646)	(7,605)	(7,557)	(7,537)
Net loans	402,655	392,150	383,730	374,960	372,706
Premises and equipment	3,847	3,819	3,768	3,695	3,625
Goodwill	13,234	12,625	12,635	12,634	12,637
Other intangible assets	4,999	4,799	4,904	5,152	5,285
Other assets	68,484	67,351	70,872	63,793	63,566
Total assets	$725,918	$700,998	$692,345	$695,357	$686,370

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$85,791	$85,300	$84,116	$91,550	$86,972
Interest-bearing	446,275	442,878	438,100	434,599	431,745
Total deposits	532,066	528,178	522,216	526,149	518,717
Short-term borrowings	37,337	17,859	17,162	15,449	15,039
Long-term debt	58,671	61,361	60,764	62,535	64,013
Other liabilities	29,949	27,353	26,552	27,426	26,705
Total liabilities	658,023	634,751	626,694	631,559	624,474
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,773	8,623	8,728	8,745	8,706
Retained earnings	83,241	81,944	80,906	79,742	78,652
Less treasury stock	(24,300)	(24,387)	(24,283)	(24,228)	(24,140)
Accumulated other comprehensive income (loss)	(7,111)	(7,223)	(6,987)	(7,748)	(8,609)
Total U.S. Bancorp shareholders' equity	67,432	65,786	65,193	63,340	61,438
Noncontrolling interests	463	461	458	458	458
Total equity	67,895	66,247	65,651	63,798	61,896
Total liabilities and equity	$725,918	$700,998	$692,345	$695,357	$686,370

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets
Investment securities	$170,528	$171,471	$172,039	$173,423	$172,841
Loans held for sale	2,783	2,326	2,775	2,253	4,843
Loans
Commercial
Commercial	152,925	145,397	138,807	135,704	133,755
Lease financing	4,459	4,436	4,307	4,250	4,211
Total commercial	157,384	149,833	143,114	139,954	137,966
Commercial real estate
Commercial mortgages	41,840	39,969	38,698	38,384	38,194
Construction and development	9,417	9,439	9,792	9,862	10,272
Total commercial real estate	51,257	49,408	48,490	48,246	48,466
Residential mortgages	117,196	116,690	115,390	114,780	115,616
Credit card	38,403	37,341	37,019	36,079	35,439
Other retail
Retail leasing	3,746	3,525	3,572	3,718	3,869
Home equity and second mortgages	14,055	13,972	13,922	13,790	13,678
Other	23,440	22,791	22,778	22,585	23,495
Total other retail	41,241	40,288	40,272	40,093	41,042
Total loans	405,481	393,560	384,285	379,152	378,529
Interest-bearing deposits with banks	32,450	38,855	42,705	47,822	41,550
Other earning assets	17,759	17,950	18,413	14,867	15,579
Total earning assets	629,001	624,162	620,217	617,517	613,342
Allowance for loan losses	(7,671)	(7,623)	(7,599)	(7,565)	(7,605)
Unrealized gain (loss) on investment securities	(4,527)	(4,269)	(4,638)	(5,756)	(6,602)
Other assets	77,907	76,012	75,653	75,409	74,206
Total assets	$694,710	$688,282	$683,633	$679,605	$673,341

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,611	$80,628	$83,295	$79,890	$79,117
Interest-bearing deposits
Interest checking	132,358	130,600	131,055	131,281	131,599
Money market savings	181,978	188,986	186,119	181,063	177,087
Savings accounts	73,709	68,305	64,207	62,599	58,171
Time deposits	46,424	46,600	50,466	56,949	56,916
Total interest-bearing deposits	434,469	434,491	431,847	431,892	423,773
Short-term borrowings	23,852	19,580	16,107	15,698	22,791
Long-term debt	61,589	61,507	61,424	63,329	62,354
Total interest-bearing liabilities	519,910	515,578	509,378	510,919	508,918
Other liabilities	26,862	25,761	25,912	25,695	23,950
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	60,057	59,049	57,782	55,835	54,091
Total U.S. Bancorp shareholders' equity	66,865	65,857	64,590	62,643	60,899
Noncontrolling interests	462	458	458	458	457
Total equity	67,327	66,315	65,048	63,101	61,356
Total liabilities and equity	$694,710	$688,282	$683,633	$679,605	$673,341

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Three Months Ended June 30,
		2026			2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$170,528	$1,361	3.19%	$172,841	$1,373	3.18%	(1.3)%
Loans held for sale	2,783	43	6.11	4,843	59	4.85	(42.5)
Loans(c)
Commercial	157,384	1,992	5.08	137,966	1,903	5.53	14.1
Commercial real estate	51,257	731	5.72	48,466	723	5.98	5.8
Residential mortgages	117,196	1,191	4.07	115,616	1,160	4.01	1.4
Credit card	38,403	1,188	12.41	35,439	1,136	12.86	8.4
Other retail	41,241	635	6.18	41,042	637	6.22	.5
Total loans	405,481	5,737	5.67	378,529	5,559	5.89	7.1
Interest-bearing deposits with banks	32,450	300	3.71	41,550	451	4.36	(21.9)
Other earning assets(d)	17,759	183	4.13	15,579	191	4.94	14.0
Total earning assets(d)	629,001	7,624	4.86	613,342	7,633	4.99	2.6
Allowance for loan losses	(7,671)			(7,605)			(.9)
Unrealized gain (loss) on investment securities	(4,527)			(6,602)			31.4
Other assets	77,907			74,206			5.0
Total assets	$694,710			$673,341			3.2

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,611			$79,117			1.9%
Interest-bearing deposits
Interest checking	132,358	369	1.12	131,599	415	1.26	.6
Money market savings	181,978	1,235	2.72	177,087	1,347	3.05	2.8
Savings accounts	73,709	365	1.99	58,171	252	1.74	26.7
Time deposits	46,424	361	3.12	56,916	527	3.71	(18.4)
Total interest-bearing deposits	434,469	2,330	2.15	423,773	2,541	2.41	2.5
Short-term borrowings(d)	23,852	249	4.19	22,791	291	5.12	4.7
Long-term debt	61,589	658	4.28	62,354	721	4.64	(1.2)
Total interest-bearing liabilities(d)	519,910	3,237	2.50	508,918	3,553	2.80	2.2
Other liabilities	26,862			23,950			12.2
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	60,057			54,091			11.0
Total U.S. Bancorp shareholders' equity	66,865			60,899			9.8
Noncontrolling interests	462			457			1.1
Total equity	67,327			61,356			9.7
Total liabilities and equity	$694,710			$673,341			3.2
Net interest income		$4,387			$4,080
Gross interest margin			2.36%			2.19%
Gross interest margin without taxable-equivalent increments			2.34			2.17

Percent of Earning Assets
Interest income			4.86%			4.99%
Interest expense			2.07			2.33
Net interest margin			2.79%			2.66%
Net interest margin without taxable-equivalent increments			2.77%			2.64%
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis, consistent with presentation of the related balances on the consolidated balance sheet. Total interest income and interest expense reflected on a gross basis for these arrangements was $8,159 million and $3,772 million, respectively, for the three months ended June 30, 2026.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Three Months Ended
	June 30, 2026			March 31, 2026
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$170,528	$1,361	3.19%	$171,471	$1,322	3.08%	(.5)%
Loans held for sale	2,783	43	6.11	2,326	35	6.01	19.6
Loans(c)
Commercial	157,384	1,992	5.08	149,833	1,883	5.09	5.0
Commercial real estate	51,257	731	5.72	49,408	695	5.71	3.7
Residential mortgages	117,196	1,191	4.07	116,690	1,158	3.97	.4
Credit card	38,403	1,188	12.41	37,341	1,181	12.83	2.8
Other retail	41,241	635	6.18	40,288	618	6.22	2.4
Total loans	405,481	5,737	5.67	393,560	5,535	5.69	3.0
Interest-bearing deposits with banks	32,450	300	3.71	38,855	350	3.65	(16.5)
Other earning assets(d)	17,759	183	4.13	17,950	193	4.36	(1.1)
Total earning assets(d)	629,001	7,624	4.86	624,162	7,435	4.83	.8
Allowance for loan losses	(7,671)			(7,623)			(.6)
Unrealized gain (loss) on investment securities	(4,527)			(4,269)			(6.0)
Other assets	77,907			76,012			2.5
Total assets	$694,710			$688,282			.9

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,611			$80,628			—%
Interest-bearing deposits
Interest checking	132,358	369	1.12	130,600	352	1.09	1.3
Money market savings	181,978	1,235	2.72	188,986	1,261	2.71	(3.7)
Savings accounts	73,709	365	1.99	68,305	305	1.81	7.9
Time deposits	46,424	361	3.12	46,600	366	3.18	(.4)
Total interest-bearing deposits	434,469	2,330	2.15	434,491	2,284	2.13	—
Short-term borrowings(d)	23,852	249	4.19	19,580	214	4.44	21.8
Long-term debt	61,589	658	4.28	61,507	646	4.26	.1
Total interest-bearing liabilities(d)	519,910	3,237	2.50	515,578	3,144	2.47	.8
Other liabilities	26,862			25,761			4.3
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	60,057			59,049			1.7
Total U.S. Bancorp shareholders' equity	66,865			65,857			1.5
Noncontrolling interests	462			458			.9
Total equity	67,327			66,315			1.5
Total liabilities and equity	$694,710			$688,282			.9
Net interest income		$4,387			$4,291
Gross interest margin			2.36%			2.36%
Gross interest margin without taxable-equivalent increments			2.34			2.34

Percent of Earning Assets
Interest income			4.86%			4.83%
Interest expense			2.07			2.06
Net interest margin			2.79%			2.77%
Net interest margin without taxable-equivalent increments			2.77%			2.75%
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis, consistent with presentation of the related balances on the consolidated balance sheet. Total interest income and interest expense reflected on a gross basis for these arrangements was $8,159 million and $3,772 million, respectively, for the three months ended June 30, 2026, compared with $7,866 million and $3,575 million, respectively, for the three months ended March 31, 2026.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Six Months Ended June 30,
	2026			2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$170,997	$2,683	3.14%	$172,014	$2,701	3.14%	(.6)%
Loans held for sale	2,556	78	6.07	3,341	87	5.17	(23.5)
Loans(c)
Commercial	153,629	3,875	5.08	136,219	3,762	5.57	12.8
Commercial real estate	50,338	1,426	5.71	48,677	1,448	6.00	3.4
Residential mortgages	116,944	2,349	4.02	117,221	2,349	4.01	(.2)
Credit card	37,875	2,369	12.61	35,262	2,273	13.00	7.4
Other retail	40,767	1,253	6.20	41,398	1,270	6.19	(1.5)
Total loans	399,553	11,272	5.68	378,777	11,102	5.90	5.5
Interest-bearing deposits with banks	35,635	650	3.68	42,637	932	4.41	(16.4)
Other earning assets(d)	17,854	376	4.25	15,025	357	4.80	18.8
Total earning assets(d)	626,595	15,059	4.85	611,794	15,179	4.99	2.4
Allowance for loan losses	(7,647)			(7,597)			(.7)
Unrealized gain (loss) on investment securities	(4,399)			(6,537)			32.7
Other assets	76,965			73,718			4.4
Total assets	$691,514			$671,378			3.0

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,620			$79,405			1.5%
Interest-bearing deposits
Interest checking	131,484	721	1.11	128,642	757	1.19	2.2
Money market savings	185,463	2,496	2.71	186,213	2,830	3.07	(.4)
Savings accounts	71,022	670	1.90	54,243	422	1.57	30.9
Time deposits	46,511	727	3.15	56,199	1,043	3.74	(17.2)
Total interest-bearing deposits	434,480	4,614	2.14	425,297	5,052	2.40	2.2
Short-term borrowings(d)	21,728	463	4.30	20,827	540	5.23	4.3
Long-term debt	61,548	1,304	4.27	60,360	1,385	4.63	2.0
Total interest-bearing liabilities(d)	517,756	6,381	2.49	506,484	6,977	2.78	2.2
Other liabilities	26,314			24,772			6.2
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	59,556			53,450			11.4
Total U.S. Bancorp shareholders' equity	66,364			60,258			10.1
Noncontrolling interests	460			459			.2
Total equity	66,824			60,717			10.1
Total liabilities and equity	$691,514			$671,378			3.0
Net interest income		$8,678			$8,202
Gross interest margin			2.36%			2.21%
Gross interest margin without taxable-equivalent increments			2.34			2.19

Percent of Earning Assets
Interest income			4.85%			4.99%
Interest expense			2.07			2.30
Net interest margin			2.78%			2.69%
Net interest margin without taxable-equivalent increments			2.76%			2.67%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis, consistent with presentation of the related balances on the consolidated balance sheet. Total interest income and interest expense reflected on a gross basis for these arrangements was $16,025 million and $7,347 million, respectively, for the six months ended June 30, 2026.

LOAN PORTFOLIO
	June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$155,160	37.8	$149,586	37.4	$143,725	36.7	$138,266	36.2	$137,301	36.1
Lease financing	4,495	1.1	4,509	1.2	4,436	1.2	4,308	1.1	4,281	1.1
Total commercial	159,655	38.9	154,095	38.6	148,161	37.9	142,574	37.3	141,582	37.2

Commercial real estate
Commercial mortgages	42,700	10.4	40,807	10.2	39,476	10.1	38,316	10.0	38,144	10.0
Construction and
development	9,648	2.4	9,164	2.3	9,444	2.4	9,928	2.6	10,037	2.7
Total commercial
real estate	52,348	12.8	49,971	12.5	48,920	12.5	48,244	12.6	48,181	12.7

Residential mortgages
Residential mortgages	112,630	27.5	112,397	28.1	110,788	28.3	109,730	28.7	108,913	28.6
Home equity loans, first
liens	4,681	1.1	4,888	1.2	5,097	1.3	5,316	1.4	5,562	1.5
Total residential
mortgages	117,311	28.6	117,285	29.3	115,885	29.6	115,046	30.1	114,475	30.1

Credit card	39,079	9.5	37,654	9.4	38,031	9.7	36,434	9.5	35,857	9.5

Other retail
Retail leasing	4,087	1.0	3,585.9		3,524.9		3,627	1.0	3,816	1.0
Home equity and second
mortgages	14,131	3.4	13,959	3.5	14,025	3.6	13,858	3.6	13,761	3.6
Revolving credit	5,409	1.3	4,864	1.2	4,561	1.2	4,274	1.1	4,062	1.1
Installment	15,032	3.7	14,823	3.7	14,653	3.7	14,592	3.8	14,220	3.7
Automobile	3,248.8		3,560.9		3,575.9		3,868	1.0	4,289	1.1
Total other retail	41,907	10.2	40,791	10.2	40,338	10.3	40,219	10.5	40,148	10.5
Total loans	$410,300	100.0	$399,796	100.0	$391,335	100.0	$382,517	100.0	$380,243	100.0

Supplemental Business Segment Schedules Second Quarter 2026
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,937	$1,874	$1,797	$1,769	$1,724
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment and treasury management revenue	156	156	144	152	163
Merchant processing services	—	—	—	—	—
Trust and investment management fees	784	744	755	729	702
Lending and deposit-related fees	171	155	161	144	139
Capital markets revenue	507	377	379	374	315
Mortgage banking revenue	—	—	—	—	—
Investment products fees	102	97	101	97	90
Securities gains (losses), net	—	—	—	—	—
Other	114	79	74	77	87
Total noninterest income	1,834	1,608	1,614	1,573	1,496
Total net revenue	3,771	3,482	3,411	3,342	3,220
Noninterest Expense
Compensation and employee benefits	666	587	571	565	570
Other intangibles	44	40	46	46	46
Net shared services	611	605	620	617	615
Other direct expenses	281	245	283	254	246
Total noninterest expense	1,602	1,477	1,520	1,482	1,477
Income before provision and income taxes	2,169	2,005	1,891	1,860	1,743
Provision for Credit Losses	129	65	157	196	178
Income before income taxes	2,040	1,940	1,734	1,664	1,565
Income taxes and taxable-equivalent adjustment	510	485	434	416	391
Net income	1,530	1,455	1,300	1,248	1,174
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,530	$1,455	$1,300	$1,248	$1,174

FINANCIAL RATIOS
Return on average assets	2.29%	2.30%	2.12%	2.10%	2.01%
Net interest margin (taxable-equivalent basis)	3.38	3.47	3.44	3.49	3.47
Efficiency ratio	42.5	42.4	44.6	44.3	45.9

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$143,675	$137,479	$130,482	$127,545	$125,530
Commercial real estate	39,396	37,529	36,593	36,376	36,673
Residential mortgages	23,748	22,359	20,689	19,072	17,558
Credit card	—	—	—	—	—
Other retail	7,138	6,581	6,311	5,964	5,784
Total loans	213,957	203,948	194,075	188,957	185,545
Other Earning Assets	16,112	15,378	13,378	11,908	13,930
Total earning assets	230,069	219,326	207,453	200,865	199,475
Non-earning Assets
Goodwill	5,028	4,826	4,826	4,826	4,826
Other intangible assets	645	682	726	772	817
Other non-earning assets	32,670	31,387	30,001	29,154	29,316
Total non-earning assets	38,343	36,895	35,553	34,752	34,959
Total assets	268,412	256,221	243,006	235,617	234,434
Deposits
Noninterest-bearing deposits	57,877	57,796	59,481	56,112	55,230
Interest checking	59,500	58,599	60,080	60,923	60,791
Savings products	159,588	163,215	157,623	150,745	142,873
Time deposits	8,600	8,361	8,915	9,339	9,957
Total deposits	285,565	287,971	286,099	277,119	268,851
Other Interest-bearing Liabilities	22,689	23,560	21,739	20,231	22,026
Other Noninterest-bearing Liabilities	18,106	16,553	15,023	14,597	14,310
Total liabilities	326,360	328,084	322,861	311,947	305,187
Total U.S. Bancorp Shareholders' Equity	25,064	24,204	24,514	23,992	23,700
Noncontrolling Interests	11	7	7	7	8
Total Equity	25,075	24,211	24,521	23,999	23,708

CREDIT QUALITY
Net Charge-offs
Commercial	$82	$102	$92	$15	$49
Commercial real estate	11	(11)	(4)	102	58
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	(1)	—
Total net charge-offs	$93	$91	$88	$116	$107
Net Charge-off Ratios
Commercial	.23%	.30%	.28%	.05%	.16%
Commercial real estate	.11	(.12)	(.04)	1.11	.63
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	(.07)	—
Total net charge-offs	.17%	.18%	.18%	.24%	.23%

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Nonperforming Assets
Nonperforming loans	$874	$1,068	$1,134	$1,216	$1,246
Other nonperforming assets	—	1	1	1	1
Total nonperforming assets	$874	$1,069	$1,135	$1,217	$1,247

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$50,243	$47,517	$44,829	$44,028	$43,962
Wealth management	38,729	36,640	34,345	32,276	30,523
Institutional client group	104,464	99,636	95,041	93,165	92,481
Other	20,521	20,155	19,860	19,488	18,579
Total	$213,957	$203,948	$194,075	$188,957	$185,545

Average Deposit Balances
Commercial real estate division	$16,376	$16,624	$17,307	$15,989	$15,506
Wealth management	47,962	47,988	46,997	45,852	45,267
Institutional client group	137,267	137,957	139,287	138,030	134,338
Global corporate trust	61,254	62,636	60,671	56,922	54,375
Other	22,706	22,766	21,837	20,326	19,365
Total	$285,565	$287,971	$286,099	$277,119	$268,851

Noninterest Income
Trust and investment management fees
Wealth management	$191	$178	$181	$175	$172
U.S. Bancorp Asset Management	69	65	65	65	62
Global corporate trust	262	243	253	242	231
Global fund services	165	162	160	154	144
Institutional trust & custody	72	71	70	69	67
Other	25	25	26	24	26
Capital markets revenue	507	377	379	374	315
Treasury management	156	156	144	152	163
All other noninterest income	387	331	336	318	316
Total	$1,834	$1,608	$1,614	$1,573	$1,496

Assets Under Management by Category(a)
Equity	$100,865	$94,953	$88,527	$85,068	$79,084
Fixed income	234,589	231,041	225,777	224,009	232,453
Money market	219,737	212,115	202,398	194,604	187,799
Other	26,542	26,944	28,243	26,336	37,037
Total	$581,733	$565,053	$544,945	$530,017	$536,373
(a) Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,836	$1,799	$1,760	$1,847	$1,841
Noninterest Income
Card revenue	140	128	136	136	135
Corporate payment and treasury management revenue	37	35	35	35	35
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Lending and deposit-related fees	137	139	141	146	138
Capital markets revenue	7	6	6	6	6
Mortgage banking revenue	169	161	130	180	162
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	46	45	53	59	58
Total noninterest income	537	515	502	563	535
Total net revenue	2,373	2,314	2,262	2,410	2,376
Noninterest Expense
Compensation and employee benefits	564	559	571	569	572
Other intangibles	51	52	59	59	58
Net shared services	550	539	558	559	545
Other direct expenses	345	332	353	350	342
Total noninterest expense	1,510	1,482	1,541	1,537	1,517
Income before provision and income taxes	863	832	721	873	859
Provision for Credit Losses	78	72	76	62	37
Income before income taxes	785	760	645	811	822
Income taxes and taxable-equivalent adjustment	196	190	161	203	206
Net income	589	570	484	608	616
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$589	$570	$484	$608	$616

FINANCIAL RATIOS
Return on average assets	1.50%	1.47%	1.21%	1.52%	1.50%
Net interest margin (taxable-equivalent basis)	5.02	4.98	4.73	4.94	4.78
Efficiency ratio	63.6	64.0	68.1	63.8	63.8

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$4,719	$4,399	$4,488	$4,330	$4,525
Commercial real estate	11,861	11,879	11,897	11,870	11,793
Residential mortgages	93,448	94,331	94,701	95,708	98,058
Credit card	—	—	—	—	—
Other retail	33,980	33,583	33,833	33,998	35,124
Total loans	144,008	144,192	144,919	145,906	149,500
Other Earning Assets	2,650	2,409	2,849	2,330	4,875
Total earning assets	146,658	146,601	147,768	148,236	154,375
Non-earning Assets
Goodwill	4,326	4,326	4,326	4,326	4,326
Other intangible assets	3,910	3,913	4,021	4,223	4,277
Other non-earning assets	2,218	2,135	2,114	2,080	2,151
Total non-earning assets	10,454	10,374	10,461	10,629	10,754
Total assets	157,112	156,975	158,229	158,865	165,129
Deposits
Noninterest-bearing deposits	18,632	18,380	19,482	19,726	19,732
Interest checking	72,914	72,022	71,078	70,454	70,923
Savings products	95,736	93,666	92,262	92,392	91,666
Time deposits	37,780	38,028	39,300	39,162	37,959
Total deposits	225,062	222,096	222,122	221,734	220,280
Other Interest-bearing Liabilities	2,883	2,874	2,127	1,553	1,537
Other Noninterest-bearing Liabilities	1,737	1,697	1,743	1,872	1,880
Total liabilities	229,682	226,667	225,992	225,159	223,697
Total U.S. Bancorp Shareholders' Equity	12,865	13,109	13,296	13,369	13,563
Noncontrolling Interests	—	—	—	—	—
Total Equity	12,865	13,109	13,296	13,369	13,563

CREDIT QUALITY
Net Charge-offs
Commercial	$14	$18	$13	$16	$15
Commercial real estate	2	3	1	1	(1)
Residential mortgages	—	(1)	(2)	(1)	(1)
Credit card	—	—	—	—	—
Other retail	59	68	67	58	53
Total net charge-offs	$75	$88	$79	$74	$66
Net Charge-off Ratios
Commercial	1.19%	1.66%	1.15%	1.47%	1.33%
Commercial real estate	.07	.10	.03	.03	(.03)
Residential mortgages	—	—	(.01)	—	—
Credit card	—	—	—	—	—
Other retail	.70	.82	.79	.68	.61
Total net charge-offs	.21%	.25%	.22%	.20%	.18%

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Nonperforming Assets
Nonperforming loans	$429	$420	$413	$394	$391
Other nonperforming assets	24	22	24	23	21
Total nonperforming assets	$453	$442	$437	$417	$412

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$3,746	$3,525	$3,572	$3,718	$3,868
Home equity and second mortgages	11,520	11,481	11,455	11,358	11,246
Other	18,714	18,577	18,806	18,922	20,010
Total other retail	$33,980	$33,583	$33,833	$33,998	$35,124
Home equity first lien(a)	$4,287	$4,471	$4,662	$4,861	$5,093
Home equity loans	2,807	2,787	2,754	2,712	2,621
Home equity lines	8,713	8,694	8,701	8,646	8,625
Total home equity	$15,807	$15,952	$16,117	$16,219	$16,339
Net Charge-off Ratios (%)
Retail leasing	1.50	2.07	2.00	1.81	1.04
Home equity and second mortgages	—	.04	—	(.03)	—
Other	.96	1.07	1.03	.88	.86
Total other retail	.70	.82	.79	.68	.61
Retail Credit Production
Indirect loan/lease production volume	$2,203	$1,681	$1,435	$1,660	$1,367
Direct branch loan/line production volume	2,166	1,737	1,613	1,836	1,935
Other production volume	1,997	1,595	1,196	1,133	1,004
Total retail credit production volume	$6,366	$5,013	$4,244	$4,629	$4,306
Branch and ATM Data
# of branches	2,061	2,066	2,075	2,080	2,081
# of U.S. Bank ATMs	4,457	4,458	4,428	4,374	4,320
(a) Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales(a)	$83	$88	$84	$93	$80
Loan servicing	164	163	165	173	172
Mortgage servicing rights fair value changes
net of economic hedges(b)	2	(27)	(11)	12	(4)
Other changes in mortgage servicing rights fair value(c)	(80)	(63)	(108)	(98)	(86)
Total mortgage banking revenue	$169	$161	$130	$180	$162
Mortgage production volume	$10,605	$11,474	$12,627	$9,951	$9,645
Mortgage application volume	$14,795	$16,307	$16,214	$14,845	$14,363
Mortgages serviced for others(d/e)	$215,070	$215,409	$216,349	$216,146	$220,795
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of June 30, 2026, was as follows:
(Dollars in Millions)		HFA(f)	Government	Conventional(g)	Total
Servicing portfolio(h)		$58,251	$22,862	$124,918	$206,031
Fair value		$874	$459	$1,844	$3,177
Value (bps)(i)		150	201	148	154
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.27	4.50	5.81	5.09
Weighted-average note rate		5.23%	4.42%	4.10%	4.45%
Weighted-average age (in years)		4.9	7.1	5.9	5.8
Weighted-average expected prepayment (constant prepayment rate)		10.2%	9.9%	8.2%	9.0%
Weighted-average expected life (in years)		7.4	6.7	7.1	7.1
Weighted-average option adjusted spread(j)		7.1%	6.6%	4.8%	5.7%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$774	$794	$794	$781	$730
Noninterest Income
Card revenue	295	263	291	279	278
Corporate payment and treasury management revenue	247	217	217	220	221
Merchant processing services	485	436	440	463	474
Trust and investment management fees	—	—	—	—	—
Lending and deposit-related fees	—	—	—	—	—
Capital markets revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	11	9	21	11	11
Total noninterest income	1,038	925	969	973	984
Total net revenue	1,812	1,719	1,763	1,754	1,714
Noninterest Expense
Compensation and employee benefits	240	236	235	230	221
Other intangibles	19	18	21	20	20
Net shared services	520	505	553	539	532
Other direct expenses	348	250	280	243	243
Total noninterest expense	1,127	1,009	1,089	1,032	1,016
Income before provision and income taxes	685	710	674	722	698
Provision for Credit Losses	385	347	461	409	384
Income before income taxes	300	363	213	313	314
Income taxes and taxable-equivalent adjustment	75	91	53	78	79
Net income	225	272	160	235	235
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$225	$272	$160	$235	$235

FINANCIAL RATIOS
Return on average assets	1.76%	2.25%	1.30%	1.93%	1.97%
Net interest margin (taxable-equivalent basis)	6.76	7.32	7.17	7.21	6.93
Efficiency ratio	62.2	58.7	61.8	58.8	59.3

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$7,426	$6,541	$6,798	$6,750	$6,653
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	38,403	37,341	37,019	36,079	35,439
Other retail	118	121	126	128	132
Total loans	45,947	44,003	43,943	42,957	42,224
Other Earning Assets	7	5	5	5	5
Total earning assets	45,954	44,008	43,948	42,962	42,229
Non-earning Assets
Goodwill	3,479	3,481	3,478	3,482	3,425
Other intangible assets	241	238	252	260	258
Other non-earning assets	1,497	1,282	1,244	1,724	1,928
Total non-earning assets	5,217	5,001	4,974	5,466	5,611
Total assets	51,171	49,009	48,922	48,428	47,840
Deposits
Noninterest-bearing deposits	2,390	2,425	2,432	2,370	2,439
Interest checking	—	1	1	—	1
Savings products	92	92	93	94	93
Time deposits	1	1	1	1	1
Total deposits	2,483	2,519	2,527	2,465	2,534
Other Interest-bearing Liabilities	243	361	325	257	331
Other Noninterest-bearing Liabilities	5,028	4,573	4,676	5,104	5,377
Total liabilities	7,754	7,453	7,528	7,826	8,242
Total U.S. Bancorp Shareholders' Equity	10,692	10,596	10,457	10,318	10,234
Noncontrolling Interests	—	—	—	—	—
Total Equity	10,692	10,596	10,457	10,318	10,234

CREDIT QUALITY
Net Charge-offs
Commercial	$—	$1	$1	$—	$1
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	367	365	358	346	380
Other retail	1	1	1	1	—
Total net charge-offs	$368	$367	$360	$347	$381
Net Charge-off Ratios
Commercial	—%	.06%	.06%	—%	.06%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	3.83	3.96	3.84	3.80	4.30
Other retail	3.40	3.35	3.15	3.10	—
Total net charge-offs	3.21%	3.38%	3.25%	3.20%	3.62%

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
OTHER INFORMATION
Noninterest Income
Credit card	$295	$263	$291	$279	$278
Corporate payment products and prepaid	247	217	217	220	221
Global merchant acquiring	485	436	440	463	474

Payment Volumes
Credit card	$41,000	$36,999	$39,651	$38,581	$38,132
Debit card(a)	28,312	26,072	26,894	26,327	26,264
Prepaid card	1,961	1,920	2,080	1,609	1,556
Corporate payment products	25,227	22,688	21,413	23,312	22,317
Merchant volume	155,934	145,093	145,144	157,540	155,853
Total	252,434	232,772	235,182	247,369	244,122

# of merchant transactions (millions)	2,259	2,049	2,195	2,305	2,260
(a) Debit card revenue is reported within the Consumer and Business Banking segment.

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($160)	($176)	($39)	($146)	($215)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment and treasury management revenue	—	—	—	—	2
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Lending and deposit-related fees	—	—	—	—	—
Capital markets revenue	(2)	(6)	4	(2)	(6)
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(49)	(35)	3	(7)	(57)
Other	(33)	(10)	(39)	(22)	(30)
Total noninterest income	(84)	(51)	(32)	(31)	(91)
Total net revenue	(244)	(227)	(71)	(177)	(306)
Noninterest Expense
Compensation and employee benefits	1,215	1,246	1,152	1,197	1,237
Other intangibles	—	—	—	—	—
Net shared services	(1,681)	(1,649)	(1,731)	(1,715)	(1,692)
Other direct expenses	655	700	656	664	626
Total noninterest expense	189	297	77	146	171
Income (loss) before provision and income taxes	(433)	(524)	(148)	(323)	(477)
Provision for Credit Losses	(54)	92	(117)	(96)	(98)
Income (loss) before income taxes	(379)	(616)	(31)	(227)	(379)
Income taxes and taxable-equivalent adjustment	(218)	(269)	(138)	(144)	(175)
Net income (loss)	(161)	(347)	107	(83)	(204)
Net (income) loss attributable to noncontrolling interests	(6)	(5)	(6)	(7)	(6)
Net income (loss) attributable to U.S. Bancorp	($167)	($352)	$101	($90)	($210)

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$1,564	$1,414	$1,346	$1,329	$1,258
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	5	3	2	3	2
Total loans	1,569	1,417	1,348	1,332	1,260
Other Earning Assets	204,751	212,810	219,700	224,122	216,003
Total earning assets	206,320	214,227	221,048	225,454	217,263
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	6	7	7	7	8
Other non-earning assets	11,689	11,843	12,421	11,234	8,667
Total non-earning assets	11,695	11,850	12,428	11,241	8,675
Total assets	218,015	226,077	233,476	236,695	225,938
Deposits
Noninterest-bearing deposits	1,712	2,027	1,900	1,682	1,716
Interest-bearing deposits	258	506	2,494	8,782	9,509
Total deposits	1,970	2,533	4,394	10,464	11,225
Other Interest-bearing Liabilities	59,626	54,292	53,340	56,986	61,251
Other Noninterest-bearing Liabilities	1,991	2,938	4,470	4,122	2,383
Total liabilities	63,587	59,763	62,204	71,572	74,859
Total U.S. Bancorp Shareholders' Equity	18,244	17,948	16,323	14,964	13,402
Noncontrolling Interests	451	451	451	451	449
Total Equity	18,695	18,399	16,774	15,415	13,851

CREDIT QUALITY
Net Charge-offs
Commercial	$—	$—	$—	($1)	$—
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$—	$—	$—	($1)	$—

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	19	17	18	20	21
Total nonperforming assets	$19	$17	$18	$20	$21